 SYMONS INTERNATIONAL GROUP, INC. 4720 KINGSWAY DRIVE INDIANAPOLIS, INDIANA 46205 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held On May 30, 2001 NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Symons International Group, Inc. ("Company") will be held at the Company's offices, 4720 Kingsway Drive, Indianapolis, Indiana on Wednesday, May 30, 2001, at 10:00 a.m., Indianapolis time. The annual meeting will be held for the following purposes: 1. Election of Directors. Election of directors for terms to expire in 2004. 2. Appointment of Auditors. Ratification of appointment of BDO Seidman, LLP, independent auditors, as auditors for the Company for 2001. 3. Other Business. Such other matters as may properly come before the meeting. Shareholders of record as of the close of business on April 23, 2001 are entitled to vote at the meeting. Please read the enclosed proxy statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose. A copy of the Company's annual report for the year ended December 31, 2000 is enclosed. The annual report is not a part of the proxy soliciting material enclosed with this letter. FOR THE BOARD OF DIRECTORS /s/Douglas H. Symons Chief Executive Officer Indianapolis, Indiana April 25, 2001 YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SYMONS INTERNATIONAL GROUP, INC. 4720 Kingsway Drive Indianapolis, Indiana 46205 PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS The accompanying proxy is solicited by the board of directors of Symons International Group, Inc. (the "Company") for use at the annual meeting of shareholders to be held May 30, 2001 at 4720 Kingsway Drive, Indianapolis, Indiana 46205, and at any and all adjournments or postponements thereof. When the proxy is properly executed and returned, the shares it represents will be voted at the annual meeting in accordance with any directions noted on that proxy. If no direction is indicated, the proxy will be voted in favor of the proposals set forth in the notice attached to this proxy statement. The election of directors will be determined by a plurality of the shares present in person or represented by proxy. All other matters to come before the meeting will be approved if the votes cast in favor exceed the votes cast against. Any abstention or broker non-vote on any such matter will not change the number of votes cast for or against the matter, however, such abstaining shares will be counted in determining whether a quorum is present pursuant to the applicable provisions of the Indiana Business Corporation Law. The board of directors knows of no matters, other than those reported herein, which are to be brought before the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by a written notice delivered to the Secretary of the Company or in person at the meeting. The approximate date of mailing of this proxy statement and the accompanying proxy card is April 30, 2001. ELECTION OF DIRECTORS (PROPOSAL NO. 1) There are two nominees for director. Both nominees have served as directors since the last annual meeting. The board of directors is currently comprised of seven members. The directors of the Company are divided into three classes and are elected to hold office for a three year term. The election of each class of directors is staggered over each three year period. Unless otherwise directed, each proxy card executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee shall be unable or unwilling to stand for election at the time of the annual meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the board. At this time, the board knows of no reason why the nominees listed below may not be able to serve as directors if elected. The board of directors unanimously recommends the election of the following nominees for a three (3) year term to expire in the year 2004. Goran Capital Inc. ("Goran") owns sufficient shares of the Company to ensure their election, and Goran presently intends to vote for the nominees listed below. Nominees For Election (Terms Expiring in 2001) Douglas H. Symons Age 48 Director Since 1987 President and CEO of the Company and COO of Goran Douglas H. Symons has served as a director and as President of the Company since its formation in 1987, as its Chief Operating Officer since July 1996 and as its Chief Executive Officer since November 1999. Mr. Symons also served as Chief Executive Officer of the Company from 1989 until July 1996. Mr. Symons has been a director of Goran since 1989, and has served as Goran's Chief Operating Officer and Vice President since 1989. Mr. Symons is the son of G. Gordon Symons and the brother of Alan G. Symons. Gene S. Yerant Age 54 Director Since 2000 Executive Vice President of the Company and Goran Gene S. Yerant was named Executive Vice President of the Company and President and Chief Operating Officer of Superior Insurance Group, Inc. in January 2000 and has served as a director of the Company since January 2000. Mr. Yerant was named Executive Vice President of Goran in June 2000. Prior to joining the Company, Mr. Yerant served as President of Transport Insurance in Dallas, Texas. From December 1995 to April 1996 he also served as President of Leader Insurance. From April 1998 to April 1990, Mr. Yerant served as a director for National Interstate, a Cleveland, Ohio based insurance company. From September 1990 to February 1997, Mr. Yerant served as director for North American Livestock. Directors Continuing in Office G. Gordon Symons Age 79 Director Since 1987 Chairman of the Board of Directors of the Company and Goran G. Gordon Symons has been Chairman of the Board of Directors of the Company since its formation in 1987. His term as a director expires in 2002. He founded the predecessor to Goran, the 73% shareholder of the Company, in 1964 and has served as the Chairman of the Board of Goran since its formation in 1986. Mr. Symons also served as the President of Goran until 1992 and the Chief Executive Officer of Goran until 1994. Mr. Symons currently serves as a director of Symons International Group Ltd. ("SIGL"), a federally-chartered Canadian corporation controlled by him which, together with members of the Symons family, controls Goran. Mr. Symons also serves as Chairman of the Board of Directors of all of the subsidiaries of Goran. Mr. Symons is the father of Alan G. Symons and Douglas H. Symons. Alan G. Symons Age 54 Director Since 1987 Deputy Chairman of the Company and CEO and President of Goran Alan G. Symons has served as a director of the Company since 1987 and served as its Chief Executive Officer from 1996 until November 1999. Mr. Symons has served as Deputy Chairman of the Company since November, 1999. His term as a director expires in 2003. Mr. Symons has been a director of Goran since 1992, and has served as Goran's President and Chief Executive Officer since 1994. Prior to becoming the President and Chief Executive Officer of Goran, Mr. Symons held other executive positions within Goran since its inception in 1986. Mr. Symons is the son of G. Gordon Symons and the brother of Douglas H. Symons. John K. McKeating Age 65 Director Since 1996 Retired Former President, Vision 2120 John K. McKeating has served as a director of the Company since 1996 and as a director of Goran since 1995. His term as a director expires in 2002. Mr. McKeating retired in January 1996 after serving as President and owner of Vision 2120 Optometric Clinics ("Vision 2120") for 37 years. Vision 2120, located in Montreal, Quebec, is a chain of Canadian full-service retail clinics offering all aspects of professional eye care. Robert C. Whiting Age 68 Director Since 1996 President, Prime Advisors Ltd Robert C. Whiting has served as a director of the Company since 1996. His term as a director expires in 2003. Since July 1994, Mr. Whiting has served as President of Prime Advisors, Ltd., a Bermuda-based insurance consulting firm. From its inception until June 1994 Mr. Whiting served as President and Chairman of the Board of Jardine Pinehurst Management Co., Ltd., a Bermuda-based insurance management and brokerage firm. Larry S. Wechter Age 46 Director Since 2000 CEO, Monument Advisors, Inc. Larry S. Wechter, has served as a director of the Company since January 2000. His term expires in 2002. Mr. Wechter is the founder, Managing Director and Chief Executive Officer of Monument Advisors, Inc. Prior to joining Monument Advisors, Inc., Mr. Wechter was President and a director of ADESA Corporation, now a wholly owned subsidiary of Minnesota Power and Light. Mr. Wechter serves on the board of Crossman Communities (NASDAQ:CROS), the Ball State University School of Entrepreneurship, the Midwest Entrepreneurship Education Association and the Indiana Humanities Council. Mr. Wechter currently holds NASD Series 7, 24, 27 and 63 securities licenses and is a CPA. MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS During the year ended December 31, 2000, the board of directors of the Company met five times, including teleconferences. Each director participated in 75% or more of the meetings of the board including committee meetings. The board of directors appoints from its members an Executive Committee, a Security Committee, an Audit Committee and a Compensation Committee. Executive Committee The Executive Committee is comprised of G. Gordon Symons, Alan G. Symons and Douglas H. Symons. The Executive Committee is empowered by the board of directors to take action on behalf of the board in connection with the management and affairs of the business of the Company. Security Committee The Security Committee is comprised of Robert C. Whiting, Douglas H. Symons and John K. McKeating. The primary responsibility of the Security Committee is to review risk exposure to the Company in connection with its reinsurance programs and other property and liability exposures. The Security Committee met twice during 2000. Audit Committee The members of the Audit Committee are Larry S. Wechter, Robert C. Whiting and John K. McKeating. The primary responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee attached as Appendix A to this proxy statement. The Audit Committee met five times during 2000. Compensation Committee During 2000, the Compensation Committee of the Company was comprised of John K. McKeating, Robert C. Whiting and Douglas H. Symons. The Compensation Committee makes recommendations concerning executive compensation and benefit levels to the board of directors and has the authority to approve all specific transactions pursuant to the Symons International Group, Inc. 1996 Stock Option Plan (the "Plan"). Compensation of Directors Directors of the Company who are not employees of the Company or its affiliates receive an annual retainer of $10,000. In addition, the Company reimburses its directors for reasonable travel expenses incurred in attending board and board committee meetings. Each director of the Company who is not also an employee of the Company receives a committee meeting fee of $1,000 for each committee meeting attended, with committee chairs receiving an additional $1,500 per quarter. VOTING SECURITIES AND BENEFICIAL OWNERS Only shareholders of record as of the close of business on April 23, 2001 will be entitled to vote at the annual meeting. On the record date, there were 10,385,399 shares of common stock outstanding, the only class of the Company's stock which is currently outstanding. The following table shows, as of April 20, 2001, the number and percentage of shares of common stock of the Company held by each person known to the Company to own beneficially more than five percent of the issued and outstanding common stock of the Company, and the ownership interests of each of the Company's directors and named executive officers, and all directors and executive officers of the Company as a group, in the common stock of the Company and in the common stock of the Company's 73.1% shareholder, Goran. Unless otherwise indicated in a footnote to the following table, each beneficial owner possesses sole voting and investment power with respect to the shares owned. Symons International Group, Inc. Goran Capital Inc. Amount and Nature of Beneficial Percent of Amount and Nature of Percent Name Ownership Class Beneficial Ownership of Class G. Gordon Symons1 520,000 4.8% 2,125,524 36.8% Alan G. Symons2 332,691 3.1% 568,065 9.8% Douglas H. Symons3 245,500 2.3% 251,455 4.4% Robert C. Whiting4 82,800 * 20,000 * Larry S. Wechter5 31,000 * 0 0 Gene S. Yerant6 0 0 20,000 * John K. McKeating7 51,000 * 2,000 * Dennis G. Daggett8 73,166 * 37,000 * Earl R. Fonville 0 0 0 0 Gregg F. Albacete9 3,333 * 0 0 Goran Capital Inc.10 7,580,300 73.1% 0 0 All executive officers and 1,339,490 12.9% 3,024,044 52.2% directors as a group (10 persons) * Less than 1% of class 1 With respect to the shares of the Company, 10,000 shares are owned directly and 510,000 shares may be purchased pursuant to stock options that are exercisable within 60 days. With respect to the shares of Goran, 479,111 shares are held by trusts of which Mr. Symons is the beneficiary, and 1,646,413 of the shares indicated are owned by Symons International Group Ltd., of which Mr. Symons is the controlling shareholder. 2 With respect to shares of the Company, 72,691 are owned directly and 260,000 shares may be purchased pursuant to stock options that are exercisable within 60 days. With respect to the shares of Goran, 387,215 are held by a trust over which Mr. Symons exercises limited direction and 180,850 are owned directly. 3 With respect to shares of the Company, 35,500 shares are owned directly and 210,000 shares may be purchased pursuant to stock options that are exercisable within 60 days. 4 With respect to shares of the Company, 54,800 shares are owned directly and 28,000 shares may be purchased pursuant to stock options that are exercisable within 60 days. 5 Mr. Wechter owns 8,000 shares directly, 5,000 are held by a foundation of which Mr. Wechter is a trustee and 18,000 shares may be purchased pursuant to stock options that are exercisable within 60 days. 6 With respect to shares of Goran, 20,000 shares may be purchased pursuant to stock options that are exercisable within 60 days. 7 With respect to shares of the Company, 4,000 shares are owned directly and 47,000 shares may be purchased pursuant to stock options that are exercisable to within 60 days. 8 With respect to shares of the Company, 10,000 shares are owned directly and 63,166 shares may be purchased pursuant to stock options that are exercisable within 60 days. With respect to shares of Goran, 37,000 shares may be purchased pursuant to stock options that are exercisable within 60 days. 9 With respect to shares of the Company 3,333 shares may be purchased pursuant to stock options that are exercisable within 60 days. 10 Goran's office address is 2 Eva Road, Suite 201, Toronto, Ontario Canada M9C 2A8. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, as well as persons who own more than 10% of the outstanding common shares of the Company, to file reports of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no reports were required for those persons, the Company believes that during 2000, all filing requirements applicable to its officers, directors and greater than 10% shareholders were met. Report of the Compensation Committee The Compensation Committee met twice during 2000. The Committee regularly reviews the Company's executive compensation policies and practices and approves of the compensation of executive officers. The Committee's executive compensation policy is designed to attract, retain, and motivate highly talented individuals at the executive level of the organization. Executive compensation is based on the level of job responsibility, individual performance, and Company performance. Compensation also reflects the value of the job in the marketplace. To attract and retain highly skilled executives, the Company must remain competitive with the pay of other premier employers who compete with the Company for talent. The Committee believes that the Company's executive compensation program reflects these principles and gives executives strong incentives to maximize Company performance and therefore enhance shareholder value. The policy consists of both annual and long-term components, which should be considered together in assessing whether the policy is attaining its objectives. To align the interest of employees with those of shareholders, the Company provides employees the opportunity for equity ownership through the Plan. The Compensation Committee makes recommendations to the board for the award of stock options pursuant to the Plan. The objectives of the Plan are to align employee and shareholder long-term interests by creating a strong and direct link between employee compensation and shareholder return and to enable employees to develop and maintain a long-term ownership position in the Company's common stock. A total of 1,500,000 shares of the Company's common stock have been reserved for issuance under the Plan. As of March 1, 2001, 155,167 shares were available for grant of options pursuant to the Plan. There were 369,000 grants to senior executives and other employees of the Company and its subsidiaries during 2000. The Company's total compensation program for officers includes base salaries, bonuses and the grant of stock options pursuant to the Plan. The Company's primary objective is to achieve above-average performance by providing the opportunity to earn above-average total compensation (base salary, bonus and value derived from stock options) for above-average performance. Each element of total compensation is designed to work in concert. The total program is designed to attract, motivate, reward and retain the management talent required to serve shareholder, customer and employee interests. The Company believes that this program also motivates the Company's officers to acquire and retain appropriate levels of stock ownership. It is the opinion of the Compensation Committee that the total compensation earned by Company officers during 2000 achieves these objectives and is fair and reasonable. The compensation of Douglas H. Symons, Chief Executive Officer of the Company, was approved by the Compensation Committee in March, 1999. The Committee has not reviewed the compensation of Douglas H. Symons subsequent to the date he became Chief Executive Officer. During 2000, the Committee recommended the grant of 210,000 stock options to Douglas H. Symons. Federal income tax law disallows corporate deductibility for "compensation" paid in excess of $1 million, unless such compensation is payable solely on account of achievement of an objective performance goal. As part of its on-going responsibilities with respect to executive compensation, the Compensation Committee will monitor this issue to determine what actions, if any, should be taken as a result of the limitation on deductibility. The Compensation Committee John K. McKeating, Chairman Robert C. Whiting Douglas H. Symons Compensation Committee Interlocks and Insider Participation During 2000, the Company's Compensation Committee consisted of John K. McKeating, Robert C. Whiting and Douglas H. Symons. Neither Mr. Whiting nor Mr. McKeating has any interlocks reportable under Item 402(j)(3) of Regulation S-K. Douglas H. Symons has served as a director and executive officer of the Company since its formation in 1987 and as a director and executive officer of Goran since 1989. Douglas H. Symons is also an executive officer of each of the Company's subsidiaries. Since Alan G. Symons, Deputy Chairman of the Company, is a director of each of the Company's subsidiaries and is empowered to determine the compensation of the managers of the Company's subsidiaries, Douglas H. Symons and Alan G. Symons have reportable interests under Item 402(j)(3) (i)-(iii) of Regulation S-K for 2000. Remuneration of Executive Officers The following table shows the cash compensation paid by the Company or any of its subsidiaries and other compensation paid during the last three calendar years to the Company's Chief Executive Officer and the other four highest paid executive officers who were serving as executive officers at the end of 2000 (the "named executive officers"). SUMMARY COMPENSATION TABLE Annual Compensation Long Term Compensation All Awards Securities Other Name and Principal Position Year Salary Bonus Underlying Options Compensation Douglas H. Symons 2000 $375,000 $0 210,000 $45,8464 Chief Executive Officer and 1999 $375,000 $0 0 $0 President 1998 $300,000 $0 35,000 $0 Gene S. Yerant1 2000 $500,000 $250,000 0 $21,6355 Executive Vice President Dennis G. Daggett, 2000 $189,000 $0 20,000 $4,3906 President, IGF Insurance Company 1999 $189,000 $0 0 $0 1998 $198,439 $270,000 30,000 $30,000 Earl R. Fonville2 2000 $31,276 $0 10,000 Vice President, Chief Financial $5067 Officer Gregg F. Albacete3 2000 $175,000 $50,000 10,000 Vice President, Chief Information $19,3258 Officer 1 Mr. Yerant joined the Company on January 10, 2000 2 Mr. Fonville joined the Company on September 18, 2000. 3 Mr. Albacete joined the Company on January 26, 2000. 4 Includes $43,510 of accrued vacation and $2,336 of health and life insurance premiums. 5 Includes $19,067 of relocation expenses and $2,568 of health and life insurance premiums. 6 Includes $1,990 of life and health insurance premiums and $2,400 in contributions to the Company's 401(k) plan. 7 Health and life insurance premiums. 8 Includes $17,362 of relocation expenses and $1,963 of health and life insurance premiums. OPTION EXERCISES AND YEAR-END VALUES The following table shows unexercised stock options held by the Company's named executive officers at December 31, 2000. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options. The closing OTC stock price as of December 29, 2000 was $.3125, which was lower than the option exercise prices; therefore, there were no unexercised in the money options. There were no exercises of stock options by the named executive officers during 2000. AGGREGATED OPTION EXERCISES IN 2000 AND DECEMBER 31, 2000 OPTION VALUES Number of Shares Underlying Value of Unexercised In the Unexercised Options at December Money Options at Name 31, 2000 December 31, 20001 Exercisable Unexercisable Exercisable Unexercisable Douglas H. Symons 0 210,000 0 0 Dennis G. Daggett 46,500 30,000 0 0 Gene S. Yerant 0 0 0 0 Earl R. Fonville 0 10,000 0 0 Gregg F. Albacete 0 10,000 0 0 1 Based on the December 29, 2000 closing OTC stock price which was $.3125 per share. STOCK OPTION GRANTS The following table provides details regarding stock options granted to the Company's named executive officers in 2000. In addition there are shown the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Company's common stock and the overall stock market conditions. There can be no assurance that the amounts reflected on this table will be achieved. OPTION GRANTS IN 2000 Number of Percentage of Potential Realizable Value Securities Total Options Exercise at Assumed Annual Rates of Underlying Granted to Price Per Expiration Stock Price Appreciation Name Options Granted Employees During share Date For Option Term 2000 5% 10% Douglas H. Symons 210,000* 57% $.55 5-16-2010 $55,534.00 $156,843.00 Dennis G. Daggett 20,000* 5.4% $.50 5-16-2010 $6,289.00 $15,937.42 Gene S. Yerant 0 0 -- -- -- -- Earl R. Fonville 10,000* 2.7% $.5312 10-18-2010 $3,340.69 $8,465.96 Gregg F. Albacete 10,000* 2.7% $.50 5-16-2010 $3,144.47 $7,968.71 * All of the options vest ratably over a three year period from the date of grant with the exception of Douglas H. Symons' options which vest one year from the date of grant. CERTAIN EMPLOYMENT AGREEMENTS Certain of the Company's officers have entered into employment contracts with the Company or one of its subsidiaries. Douglas H. Symons, Chief Executive Officer of the Company, is subject to an employment agreement, with such agreement calling for a base salary of not less than $375,000 per year. This agreement became effective on March 8, 1999 and continues in effect for an initial period of two years. Upon the expiration of the initial two year period, the term of the agreement is automatically extended from year to year thereafter and is cancelable (after the expiration of the initial two year term) upon six months' notice. This agreement contains customary restrictive covenants respecting confidentiality and non-competition during the term of employment and for a period of two years after the termination of the agreement. In addition to annual salary, Douglas H. Symons may earn a bonus in an amount ranging from 0 to 100% of base salary. At the discretion of the board, bonus awards may be greater than the amounts indicated if agreed upon financial targets are exceeded. The Company entered into an employment agreement with Dennis G. Daggett pursuant to which Mr. Daggett agreed to serve as the President of IGF Insurance Company ("IGF"). The agreement became effective on February 1, 1996 for an initial period of three years. The term of the agreement is automatically extended from year to year thereafter and is cancelable upon six months notice. Pursuant to the terms of the agreement, Mr. Daggett is entitled to a base salary of not less than $180,000 per year and may earn a bonus in an amount ranging from 0 to 150% of his base salary, or a greater amount as may be approved by the board. The Company and Goran entered into an employment agreement with Gene S. Yerant under which he has agreed to serve as Executive Vice President of the Company and President of Superior Insurance Group, Inc., a subsidiary of the Company. The agreement became effective on January 10, 2000 and continues in effect for an initial term of five years. The agreement provides that Mr. Yerant will receive a base salary of $500,000 annually and a bonus of up to 100% of salary based upon achievement of certain performance objectives. The Company and Goran entered into an employment agreement with Gregg Albacete under which he serves as Vice President and Chief Information Officer of the Company. The agreement became effective on January 26, 2000 for an initial term of three years and is automatically renewed for one year periods thereafter unless sooner terminated. The agreement provides that Mr. Albacete will receive a base salary of not less than $175,000 annually and an annual bonus of up to $75,000. The Company and Goran entered into an employment agreement with Earl R. Fonville under which he serves as Vice President and Chief Financial Officer of the Company and Goran. The agreement became effective on September 18, 2000 and continues in effect for an initial term of one year. The term of the agreement is automatically extended from year to year thereafter unless earlier terminated upon three months notice. The agreement provides that Mr. Fonville will receive a base salary of $140,000 annually and a bonus of up to 30% of salary based upon certain preestablished goals. RATIFICATION OF APPOINTMENT OF AUDITORS (PROPOSAL NO. 2) The board of directors proposes the ratification by the shareholders at the annual meeting of the appointment of the accounting firm of BDO Seidman, LLP ("BDO Seidman") as independent auditors for the Company's year ending December 31, 2001. A representative of BDO Seidman is expected to be present at the annual meeting with the opportunity to make a statement if he or she so desires. This individual will also be available to respond to any appropriate questions the shareholders may have. REPORT OF THE AUDIT COMMITTEE The Company's Audit Committee is responsible for, among other things, reviewing with BDO Seidman, its independent auditors, the scope and results of their audit engagement. In connection with the fiscal 2000 audit, the Audit Committee has: 1. Reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000; 2. Discussed with BDO Seidman the matters required by Statement on Auditing Standards No. 61, as amended, and 3. Received from and discussed with BDO Seidman the communication from BDO Seidman required by Independence Standards Board Standard No. 1 regarding their independence. Based on the review and discussions described in the preceding items, the Audit Committee recommended to the board of directors that the audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee has adopted a charter, a copy of which is attached to the proxy statement as Appendix A. The members of the Audit Committee have been determined to be independent in accordance with the requirements of Nasdaq Rule 4200. The Audit Committee: Larry S. Wechter, Chairman Robert C. Whiting John K. McKeating FEES PAID TO AUDITORS Audit Fees The aggregate fees billed by BDO Seidman for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the same fiscal year were approximately $510,583. Financial Information Systems Design and Implementation Fees The Company paid no fees to BDO Seidman during the year ended December 31, 2000 relating to financial systems design and implementation. All Other Fees There were no other fees paid to BDO Seidman during the year ended December 31, 2000. CERTAIN RELATIONSHIPS / RELATED PARTY TRANSACTIONS The Company has made the following personal loans to Alan G. Symons, which were outstanding during 2000: Largest Loan Balance Balance As of Date of Loan During 2000 March 30, 2001 Interest Rate June 30, 1986 $6,617 $6,617 None February 24, 1988 $27,309 $27,309 None March 19, 1998 $15,293 $15,293 5.85% The Company has made the following personal loans to Douglas H. Symons, which were outstanding during 2000: Largest Loan Balance Balance As of Date of Loan During 2000 March 31, 2001 Interest Rate June 30, 1986 $15,000 $9,798 None February 24, 1988 $2,219 $2,219 None September 29, 1999 $100,000 $100,000 6.5% June 28, 2000 $80,000 $80,000 None Prior to 1997(1) $66,256 $66,256 None (1) Represents advances. On October 24, 1997, the Company guaranteed a loan from an unrelated third party to Dennis G. Daggett in the principal amount of $200,000. On April 7, 2000 the Company made a loan to Dennis Daggett in the amount of $172,000, the proceeds of which were used to repay the third party loan and obtain a release of the Company's guarantee. The loan to Dennis Daggett bears interest at the rate of 6% and the principal amount outstanding as of April 1, 2001 was $172,000. On April 13, 2000, the Company made a non interest bearing loan to Gene S. Yerant of $500,000 to facilitate the purchase of a personal residence pending closing of the sale of another residence. The loan was repaid on July 18, 2000. Three of the Company's insurance subsidiaries, Superior Insurance Company ("Superior"), IGF and Pafco General Insurance Company ("Pafco"), engaged in reinsurance transactions with Granite Reinsurance Company Ltd. ("Granite Re") during 2000. Granite Re is a wholly owned subsidiary of Goran, and G. Gordon Symons, Alan G. Symons and Douglas H. Symons are directors and executive officers of Goran. During 2000, IGF reinsured certain crop business written by IGF with a group of reinsurers that includes Superior and Granite Re. Superior retrocedes all of its risk with regard to IGF's crop insurance business to Granite Re. The other reinsurers in such groups are not affiliated with the Company or Goran, and Granite Re's participation is on the same basis as those other reinsurers. During 2000, IGF and Superior ceded $7,521,000 in premiums to Granite Re with respect to various reinsurance treaties for crop business. On an ongoing basis, Pafco reinsures with Granite Re non-automobile business written by Pafco and originated through Symons International Group, Inc. - Florida, a subsidiary of Goran. Under this reinsurance arrangement, Pafco ceded approximately $16,000 in premiums to Granite Re in 2000. Those reinsurance arrangements have been continued for 2001. The Company paid $1,846,000 in 2000 for consulting and other services relative to the conversion to the Company's non-standard automobile operating system. Approximately 90% of these payments were for services provided by consultants and vendors unrelated to the Company. Stargate Solutions Group, Inc., owned by Kirk Symons, son of G. Gordon Symons and brother of Alan G. Symons and Douglas H. Symons, managed the work of such unrelated consultants and vendors and, as compensation for such work, retained approximately 10% of the payments referred to above in return for the management services provided. During 2000, the Company and Pafco paid David G. Symons $34,000 for consulting and legal services. David G. Symons is the son of Alan G. Symons. During 2000, the Company paid $15,000 to Robert C. Whiting, a director of the Company, for consulting services. Superior Insurance Group, Inc., a wholly owned subsidiary of the Company, owns a less than 1% limited partnership interest in Monument Capital Partners I. The amount of the investment was $100,000. Larry S. Wechter, a director of the Company is Managing Director and Chief Executive Officer of Monument Advisors, Inc. and Alan G. Symons, a director of the Company, is a director of Monument Advisors, Inc. Monument Advisors, Inc. is the general partner of Monument Capital Partners I. PERFORMANCE GRAPH The following performance graph compares the cumulative total shareholder return on the Company's common stock with Standard and Poor's 500 Stock Index and the Company's peer group for the years 1996 through 2000. [GRAPH OMITTED] Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that may incorporate future filings (including this proxy statement, in whole or in part), the preceding Compensation Committee and Audit Committee Reports and the stock price performance graph shall not be incorporated by reference in any such filings. SHAREHOLDER PROPOSALS AND NOMINATIONS Any shareholder of the Company wishing to have a proposal considered for inclusion in the Company's 2002 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company on or before December 26, 2001. In order to be considered in the 2002 annual meeting, shareholder proposals not included in the Company's 2001 proxy solicitation materials, as well as shareholder nominations for directors, must be submitted in writing to the Secretary of the Company at least sixty (60) days before the date of the 2002 annual meeting, or, if the 2002 annual meeting is held prior to March 31, 2001, within ten (10) days after notice of the annual meeting is mailed to shareholders. The board of directors of the Company will review any shareholder proposals that are filed as required, and will determine whether such proposals meet applicable criteria for inclusion in its 2002 proxy solicitation materials or consideration at the 2002 annual meeting. OTHER MATTERS Management is not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that the proxies solicited hereby will be voted with respect to those matters in accordance with the judgment of the persons voting the proxies. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock of the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation. Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope. Insofar as any of the information in this proxy statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof. Signed by Order of the Board of Directors /s/ Douglas H. Symons Chief Executive Officer APPENDIX A CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SYMONS INTERNATIONAL GROUP, INC. RESPONSIBILITY The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's financial statements, assessing the Company's systems of internal control, and monitoring the Company's auditing, accounting and financial reporting processes. The Audit Committee's primary responsibilities are to: o Serve as an independent and objective party to monitor the Company's financial reporting processes and internal control system. o Consider the independence of the Company's independent accountants. o Review and appraise the efforts of the Company's independent accountants and internal auditors. o Provide an open avenue of communication among the independent accountants, senior management, internal auditors, and the Board of Directors. The Audit Committee will fulfill these primary responsibilities by carrying out the activities enumerated in this Charter. MEMBERSHIP The Audit Committee shall be comprised of at least three directors appointed by the Board, each of whom shall be an "independent director" within the meaning of the rules of the Nasdaq Stock Market applicable to National Market issuers. "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent: (a) a director who is employed by the Company or any of its subsidiaries for the current year or any of the past three years; (b) a director who accepts any compensation from the Company or any of its subsidiaries in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its subsidiaries as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home; (d) a director who is a partner in, or a controlling shareholder or an executive officer, of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee. All members of the Committee shall be able to read and understand fundamental financial statements, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or have been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The members of the Committee shall be appointed by the Board at the organizational meeting of the Board following the Company's annual meeting of shareholders. Each member shall serve at the pleasure of the Board. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by vote of the Committee members. MEETINGS The Committee shall meet at least four times annually or more frequently as circumstances dictate. The Committee shall meet separately on at least an annual basis with management, the internal auditors and the independent accountants in executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately. ACTIVITIES To fulfill its responsibilities and duties the Audit Committee is expected to: o Review the opinion and any written reports issued by the independent accountants and management's responses. o Review all written reports prepared by internal auditors and management's responses. o Review and assess any significant recommendations of the internal auditors or independent accountants regarding financial reporting, controls or other matters and management's responses. o Recommend to the full Board of Directors for further action the selection of the Company's independent accountants, review and approve the scope of the proposed audit for the ensuing year and the audit procedures to be utilized, approve the fees and other compensation payable to the independent accountants. o On an annual basis, review and discuss with the independent accountants all significant relationships the accountants have with the Company to determine the accountants' independence. o Review the performance of the independent accountants and recommend to the full Board of Directors for further action any proposed change of independent accountants. o Periodically discuss, with the independent accountants without the presence of management, the adequacy and effectiveness of the Company's system of internal controls and the quality and integrity of the Company's financial statements. o Discuss with the independent accountants and management their judgments about the quality and appropriateness of the Company's accounting principles, the adequacy of reserves, and financial disclosure practices, including the degree of aggressiveness or conservatism of the accounting principles and underlying estimates. o Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, internal auditors or senior management. o Review periodic findings of completed internal audits and assess progress toward completion of the proposed annual internal audit plan. o Following completion of the annual audit, review separately with management, the independent accountants and internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information. o Review any significant disagreement among management and the independent accountants or internal auditors in connection with the preparation of the financial statements. o Review the activities, organizational structure, and qualifications of the internal auditors. o Review, with the Company's counsel, any loss contingency or legal compliance matter that could have a significant impact on the Company's financial statements. o Conduct or authorize investigations into any matters within the Committee's scope of responsibility. o Provide such reports or disclosures concerning the activities or composition of the Committee as may be required by the rules of the Securities and Exchange Commission or the NASDAQ Stock Market. o Submit to the Board of Directors written minutes of meetings of the Committee or report to the full Board of Directors all material issues discussed at Committee meetings. o Review and update this Charter periodically, at least annually, as conditions dictate.